Dreyfus
100% U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended June 30, 2001, the fund produced an annualized yield of 4.63% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 4.73%.(1)

We attribute the fund's performance to declining interest rates in a sluggish economy, as well as to low yields on U.S. Treasury bills compared to other money market securities. However, the fund's long-weighted average maturity throughout the six-month period helped maintain then current higher yields for as long as we deemed practical.

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

The fund continued to be influenced primarily by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already showing signs of slowing when the reporting period began in January 2001, with GDP for the fourth quarter of 2000 declining to an anemic 1.0% growth rate. The Federal Reserve Board (the "Fed") responded quickly to this lackluster growth by reducing interest rates by 0.50 percentage points on January 3, 2001, between meetings of its policymaking arm, the Federal Open Market Committee ("FOMC"). The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 0.50 percentage points.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The Fed cut rates by another 0.50 percentage points at the March FOMC meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, coming in at an annualized rate of 1.1%. The Fed's campaign to avoid recession continued throughout the second quarter of 2001, with 0.50 percentage-point interest-rate reductions in April, between regularly scheduled FOMC meetings, and again in May. The most recent rate cut of the reporting period occurred at the scheduled FOMC meeting in June, when the Fed reduced its target for short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption
and   slower   overseas   growth   as   key   factors   behind   its  decision.

So far in 2001, the Fed has reduced interest rates a total of 2.75 percentage points. Of course, money market yields have declined commensurately. In addition, U.S. Treasury securities were influenced by technical factors that were unique to that market. The attainment of a federal budget surplus led to a reduced supply of new Treasury securities during the period. At the same time, demand for short-term, direct obligations of the U.S. Government remained high from investors fleeing a falling stock market. These factors caused yields on U.S. Treasury securities to remain low compared to other types of money market instruments.

Throughout the reporting period, we consistently maintained a long-weighted average maturity for the fund. This position was designed to maintain then current yields for as long as we deemed practical while interest rates declined.

What is the fund's current strategy?

The economy has shown some signs of stabilizing. Recent economic data -- including a higher level of manufacturing activity, continued consumer spending, rising consumer confidence and low inflation -- may be pointing to a more optimistic economic outlook for the second half of 2001.


Because the Fed reduced interest rates by just 0.25 percentage points at its June meeting, it may be signaling that an end to the current easing cycle is near. It generally takes six months to a year for rate cuts to make a measurable impact on the economy. The Fed may simply wait for a while to determine the extent to which its previous rate cuts will stimulate renewed economic growth. On the other hand, the risk of further economic deterioration remains significant, as evidenced by rising unemployment and the largest decrease in productivity since the early 1990s.

As a result, in our current view, the chances of another rate cut at the Fed's August meeting are 50/50. By continuing to maintain a long-weighted average maturity, we believe the fund is well positioned whether interest rates remain at current levels or decline modestly. Of course, we continue to look for events that may affect the short-term markets and will respond if and as we deem appropriate.

July 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



                                                                           Annualized
                                                                             Yield on
                                                                             Date of             Principal
U.S. TREASURY BILLS--46.9%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/5/2001                                                                         5.52            50,000,000            49,970,167

7/12/2001                                                                        4.95            50,000,000            49,926,285

7/26/2001                                                                        4.64             2,492,000             2,484,119

8/2/2001                                                                         3.36            53,200,000            53,046,533

8/9/2001                                                                         4.86            52,574,000            52,303,579

8/16/2001                                                                        4.73            16,638,000            16,539,636

8/23/2001                                                                        3.47             4,280,000             4,258,261

8/30/2001                                                                        3.39           100,000,000            99,438,333

9/13/2001                                                                        3.51            80,365,000            79,790,152

11/15/2001                                                                       3.64             1,395,000             1,375,995

11/23/2001                                                                       3.58             1,970,000             1,942,070

12/20/2001                                                                       3.41            50,000,000            49,199,722

2/28/2002                                                                        4.10            14,865,000            14,470,251

TOTAL U.S. TREASURY BILLS

   (cost $474,745,103)                                                                                                474,745,103
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--52.2%
-----------------------------------------------------------------------------------------------------------------------------------

5.50%, 7/31/2001                                                                 4.25           100,000,000           100,097,250

5.50%, 8/31/2001                                                                 4.38           175,000,000           175,288,036

5.625%, 9/30/2001                                                                4.00            50,000,000            50,186,958

7.50%, 11/15/2001                                                                3.68            50,000,000            50,683,139

5.875%, 11/30/2001                                                               4.75            50,000,000            50,199,876

6.50%, 2/28/2002                                                                 3.58           100,000,000           101,781,284

TOTAL U.S. TREASURY NOTES

   (cost $579,804,882)                                                                                               528,236,543
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,054,549,985)                                         99.1%                              1,002,981,646

CASH AND RECEIVABLES (NET)                                                        .1%                                  9,563,749

NET ASSETS                                                                     100.0%                              1,012,545,395

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,002,981,646  1,002,981,646

Cash                                                                  1,428,545

Interest receivable                                                  10,589,430

Receivable for investment securities sold                            51,568,339

Prepaid expenses and other assets                                        53,929

                                                                  1,066,621,889
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           886,561

Payable for investment securities purchased                          53,046,533

Accrued expenses and other liabilities                                  143,400

                                                                     54,076,494
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,012,545,395
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,012,487,968

Accumulated undistributed net investment income                          97,099

Accumulated net realized gain (loss) on investments                    (39,672)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,012,545,395
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                1,012,199,252

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     26,429,625

EXPENSES:

Management fee--Note 2(a)                                            2,534,219

Shareholder servicing costs--Note 2(b)                                 321,804

Trustees' fees and expenses--Note 2(c)                                  87,019

Custodian fees                                                          40,015

Prospectus and shareholders' reports                                    19,158

Professional fees                                                       17,921

Registration fees                                                       15,474

Miscellaneous                                                            4,096

TOTAL EXPENSES                                                       3,039,706

INVESTMENT INCOME--NET                                              23,389,919
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  1,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                23,391,479

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         23,389,919          54,225,347

Net realized gain (loss) from investments           1,560             365,936

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   23,391,479          54,591,283
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (23,592,054)         (53,926,113)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 394,744,828         923,396,160

Dividends reinvested                           22,516,827          51,359,012

Cost of shares redeemed                      (411,421,016)     (1,074,643,135)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             5,840,639         (99,887,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,640,064         (99,222,793)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,006,905,331        1,106,128,124

END OF PERIOD                               1,012,545,395        1,006,905,331

Undistributed investment income--net               97,099              299,234

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months Ended
                                     June 30, 2001                                      Year Ended December 31,
                                                               ---------------------------------------------------------------------
                                        (Unaudited)            2000             1999            1998            1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         1.00            1.00             1.00             1.00           1.00         1.00

Investment Operations:

Investment income--net                          .023            .052             .041             .045           .046         .046

Distributions:

Dividends from
   investment
   income--net                                 (.023)          (.052)           (.041)           (.045)         (.046)       (.046)

Net asset value,
   end of period                               1.00            1.00             1.00             1.00           1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               4.70(a)         5.31             4.17             4.55           4.74         4.67
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .60(a)          .69              .71              .75            .71          .73

Ratio of net investment
   income to average
   net assets                                 4.61(a)          5.22             4.10             4.46           4.64         4.55
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,012,545        1,006,905        1,106,128        1,142,583      1,203,948    1,286,854

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ) a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On  July  2, 2001, the fund declared a cash dividend of approximately $.0001 per
share   from  undistributed  investment  income-net  which  included  investment income-net for Saturday June 30, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $41,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged $72,261 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $216,541 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                      For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  071SA0601